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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      December 17, 1999
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                              BOYDS WHEELS, INC.
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            (Exact Name of Registrant as Specified in Its Charter)


                                  California
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                (State or Other Jurisdiction of Incorporation)


             0-26738                                93-1000272
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    (Commission File Number)             (IRS Employer Identification No.)


 7341 Anaconda Avenue, Garden Grove, California                    92841
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    (Address of Principal Executive Offices)                    (Zip Code)


                                (714) 373-2837
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              Registrant's Telephone Number, Including Area Code


                 15801 Rockfield #B, Irvine, California 92618
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


Prior to the closing of the registrant's bankruptcy filing, the registrant's independent accountant was Squar, Milner & Reehl LLP. In April 1999, pursuant to the bankruptcy plan, the registrant issued new common stock to Automotive Performance Group, Inc. (APG) such that APG held 80% of the registrant's common stock.

(a)  Previous Principal Independent Accountant.

     (i) Subsequent to APG's assuming control of the registrant, the former accountant was dismissed on December 17, 1999. This action was taken as part of APG's plan to consolidate all audits of APG and its subsidiaries under one independent accountant. The purpose of this action is to increase efficiency of the audits.

     (ii) No reports issued by Squar, Milner & Reehl LLP related to the registrant contained an adverse opinion or disclaimer of opinion, nor was any report qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iii) The decision to change accountants was recommended and approved by the board of directors. This change of accountants was made in accordance with the routine operating procedures of the registrant's majority stockholder, APG, as discussed in (i), above.

     (iv) There were no disagreements with Squar, Milner & Reehl LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (v) Squar, Milner & Reehl LLP did not advise the registrant of any reportable events as defined in Regulation S-B, Item 304 (a) (1) (iv) (B).

(b)  New Principal Independent Accountant.

On December 17, 1999, Grant Thornton LLP was engaged by the registrant as its new principal independent accountant to audit its financial statements.
Neither the registrant nor anyone on its behalf consulted Grant Thornton LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements, within the meaning of Regulation S-B,
Item 304 (a) (2).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired:

     None.
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(b)  Pro forma financial information:

     None.

(c)  Exhibits:

     16   Letter on change in certifying accountant.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BOYDS WHEELS, INC.
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                                                    (Registrant)

Date: February 28, 2000            By: /s/ Carl Walker
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                                           Carl Walker
                                           Chief Financial Officer


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                                EXHIBIT INDEX
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
Exhibit
Number                                    Title
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  16       Letter On Change In Certifying Accountant